Filed pursuant to Rule 497(k)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan International Value Fund (the “Fund”)

SUPPLEMENT DATED 16 JUNE 2021 TO THE

FUND’S SUMMARY PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Effective after the close of business on 30 June 2021, the Fund will be closed to most new investors. The Fund will accept new accounts from certain investors who satisfy the new account eligibility requirements. Eligibility requirements are described in Artisan Partners Funds’ statutory prospectus under the heading “Investing with Artisan Partners Funds—Who is Eligible to Invest in a Closed Fund?”

Accordingly, the following paragraph will be added under the heading “Purchase and Sale of Fund Shares” on page 5 of the Fund’s summary prospectus:

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds—Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE